-------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
-------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

     The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

     Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

     The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

     This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein
--------------------                       ------------------------

Laurence D. Fink                           Ralph L. Schlosstein
Chairman                                   President

                                                                   July 31, 2001
Dear Shareholder:

     We are pleased to present the consolidated unaudited semi-annual report for The BlackRock Strategic Term Trust Inc. (the "Trust") for the six months ending June 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agency securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                         -------------------------------------------------------
                           6/30/01     12/31/00   CHANGE      HIGH     LOW
                         -------------------------------------------------------
STOCK PRICE                 $9.62      $9.3125     3.30%     $9.62    $9.3125
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $9.71      $9.57       1.46%     $9.77    $9.57
--------------------------------------------------------------------------------
5-YEAR U.S. TREASURY NOTE    4.95%      4.98%     (0.60)%     5.05%    4.45%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     For the period, the LEHMAN MORTGAGE INDEX returned 3.78% versus 3.62% for the LEHMAN AGGREGATE INDEX. Despite further Federal Reserve interest rate cuts in the second quarter, absolute yields on mortgage-backed securities rose in sympathy with other longer dated bonds as investors grew fearful of the inflationary potential of an economic recovery. Mortgage yields fell in the second quarter relative to Treasuries, however, as declining refinancing activity, combined with an increase in long-term Treasury rates relative to short-term Treasury rates, improved fundamentals for mortgages. In the second half of the period, refinancing activity, as measured by the MBAA REFINANCE INDEX, declined to 54% of the multi-year peak reached during March.

However, refinancing remains well above the volume associated with similar mortgage rates during December 2000. Despite the decline in refinancing activity, prepayments on seasoned mortgage pools continued to surge. Due to the low mortgage rates during the first quarter and the continuing strength of refinancing activity, pass-through issuance has increased significantly over the semi-annual period, especially in March and the second quarter. Year-to-date, the same number of 30-year fixed rate mortgages have been pooled as were issued in all of 2000.

     For the semi-annual period, the LEHMAN U.S. CREDIT INDEX returned 5.38% versus 3.62% for the LEHMAN AGGREGATE INDEX. The corporate sector was supported by a vigilant Fed, a continued appetite for risk by both domestic and foreign investors and by favorable technicals as the percentage of corporates in the LEHMAN AGGREGATE INDEX surpassed that of Treasuries. Cyclical sub-sectors such as autos and paper were strong performers for the period while technology and defense sectors continued to be among the worst performers. Year-to-date, new issue corporate supply has been significantly higher than in 2000. Lower interest rates, strong investor demand, and a tightening of credit lending by banks brought many issuers into the capital markets. May 2001 was a heavy month for supply with $80.3 billion of bonds issued. Supply is expected to taper off from this pace partially due to higher interest rates, a precipitous drop in commercial paper levels as well as lower M&A activity.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 2000 asset composition and credit rating:

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
  COMPOSITION                                  JUNE 30, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------------
  Zero Coupon Bonds                                 31%               28%
--------------------------------------------------------------------------------
  Corporate Bonds                                   25%               26%
--------------------------------------------------------------------------------
  U.S. Government Securities                         8%                7%
--------------------------------------------------------------------------------
  Inverse Floating Rate Mortgages                    6%                3%
--------------------------------------------------------------------------------
  Mortgage Pass-Throughs                             6%                6%
--------------------------------------------------------------------------------
  Asset-Backed Securities                            6%                5%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs       5%                6%
--------------------------------------------------------------------------------
  Taxable Municipal Bonds                            5%                5%
--------------------------------------------------------------------------------
  Principal-Only Mortgage-Backed Securities          3%                5%
--------------------------------------------------------------------------------
  Interest-Only Mortgage-Backed Securities           2%                2%
--------------------------------------------------------------------------------
  Adjustable Rate Mortgages                          1%                5%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities              1%                1%
--------------------------------------------------------------------------------
  CMO Residuals                                      1%                1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   RATING % OF CORPORATES
                                         ---------------------------------------
        CREDIT RATING                     JUNE 30, 2001        DECEMBER 31, 2000
--------------------------------------------------------------------------------
       AAA or equivalent                        6%                    --
--------------------------------------------------------------------------------
       AA or equivalent                        10%                    14%
--------------------------------------------------------------------------------
        A or equivalent                        43%                    46%
--------------------------------------------------------------------------------
       BBB or equivalent                       38%                    40%
--------------------------------------------------------------------------------
        BB or equivalent                        3%                    --
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant addition has been in zero coupon bonds and inverse floating rate mortgages. While maintaining its significant weighting in corporate and zero coupon bonds. To finance these purchases, the Trust sold adjustable rate mortgages and principal-only mortgage-backed securities.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                       /s/ Michael P. Lustig
-----------------------------------        -------------------------------

Robert S. Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager        Managing Director and Portfolio
                                              Manager

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BGT
--------------------------------------------------------------------------------
  Initial Offering Date:                                   December 28, 1990
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                             $9.62
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                                 $9.71
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/01 ($9.62)(1):          3.90%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                  $0.03125
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $0.375
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
-------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--123.7%
                 MORTGAGE PASS-THROUGHS--8.0%
                 Federal Home Loan Mortgage Corp.,
       $13,025@    6.50%, 11/01/25-09/01/28....................... $ 12,827,149
           243     7.50%, 11/01/10, 15 Year.......................      250,421
           158     8.00%, 02/01/13, 20 Year ......................      164,424
         7,540     8.144%, 12/01/01...............................    7,525,540
           194     9.00%, 11/01/05, 15 Year.......................      201,483
                 Federal National Mortgage Association,
        17,167@    6.50%, 05/01/26-03/01/29.......................   16,924,997
         4,689     7.25%, 01/01/23,  Proj. 797....................    4,786,312
         1,899     7.50%, 02/01/02-06/01/08,
                     15 Year......................................    1,952,914
            36   Government National Mortgage
                   Association,
                   9.00%, 01/15/20-03/15/20.......................       38,162
                                                                   ------------
                                                                     44,671,402
                                                                   ------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--6.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         6,390     Series 90, Class 90-G,
                     10/15/20....................................     6,668,331
         1,229     Series 1488, Class 1488-F,
                     09/15/06....................................     1,233,685
           590     Series 1488, Class 1488-PF,
                     09/15/06....................................       594,305
         1,479     Series 1601, Class 1601-PG,
                     12/15/06....................................     1,487,148
         6,816     Series 1686, Class 1686-PG,
                     11/15/23....................................     6,813,444
         4,162     Series 1797, Class 1797-A,
                     07/15/08....................................     4,196,218
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,196     Trust 1990-137, Class 137-J,
                     05/25/06....................................     1,202,912
         3,953     Trust 1992-145, Class 145-K,
                     07/25/02....................................     3,959,901
           327     Trust 1993-71, Class 71-PG,
                     07/25/07....................................       328,065
         1,344     Trust 1993-210, Class 210-PG,
                     02/25/20....................................     1,349,703
           446     Trust 1993-M2, Class M2-H,
                     11/25/03....................................       443,906
         2,011     Trust 1994-40, Class 40-H,
                     10/25/20....................................     2,026,021
           764     Trust 1997-46, Class 46-J,
                     01/08/25....................................       768,339
         3,966     Trust 1997-74, Class 74-CA,
                     03/18/22....................................     3,969,752
           357   Government National Mortgage
                   Association,
                   Trust 1996-3, Class 3-C,
                     09/20/20....................................       360,279
                                                                   ------------
                                                                     35,402,009
                                                                   ------------
                 ADJUSTABLE RATE MORTGAGES--1.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           630     Series 1580, Class 1580-FD,
                     09/15/06....................................       627,970
           750     Series 1619, Class 1619-FH,
                     11/15/23....................................       750,673
         1,141     Series 1637, Class 1637-LF,
                     12/15/23....................................     1,146,936
           776     Series 1684, Class 1684-OB,
                     03/15/24....................................       790,949
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         6,099     Trust 1993-61, Class 61-FC,
                     11/25/18....................................     6,129,091
            96     Trust 1993-117, Class 117-SA,
                     07/25/08....................................        99,584
           409     Trust 1993-185, Class 185-SH,
                     04/25/19....................................       421,076
           620     Trust 1993-225, Class 225-SB,
                     07/25/23....................................       573,460
                                                                   ------------
                                                                     10,539,739
                                                                   ------------

                 INVERSE FLOATING RATE
                 MORTGAGES--7.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,536     Series 1594, Class 1594-S,
                     10/15/08....................................     2,537,414
         2,700     Series 1640, Class 1640-SE,
                     10/15/07....................................     2,717,213
         2,044     Series 1712, Class 1712-S,
                     08/15/08....................................     2,059,521
            99     Series 2068, Class 2068-SE,
                     06/15/27....................................        99,099
           520     Series 2260, Class 2260-S,
                     10/15/30....................................       518,249
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,000     Trust 1992-155, Class 155-SB,
                     12/25/06....................................     1,918,700
         4,378     Trust 1993-61, Class 61-SC,
                     11/25/18....................................     4,445,527
           221     Trust 1993-179, Class 179-SG,
                     10/25/23....................................       222,784

                See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
-------------------------------------------------------------------------------
                 INVERSE FLOATING RATE
                 MORTGAGES (CONT'D)
       $ 1,744     Trust 1993-185, Class 185-SG,
                     04/25/19....................................  $  1,778,653
        16,820     Trust 1993-225, Class 225-PF,
                     04/25/19....................................    16,751,310
         7,449   Government National Mortgage
                   Association,
                   Trust 1999-38, Class 38-SL,
                     05/16/26....................................     7,653,631
                                                                   ------------
                                                                     40,702,101
                                                                   ------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--2.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         3,781     Series G4, Class 4-S,
                     11/25/22....................................        99,240
         2,269     Series G25, Class 25-S,
                     08/25/06....................................        34,371
           578     Series G39, Class 39-J,
                     03/25/24....................................        55,586
            11     Series 186, Class 186-J,
                     08/15/21....................................       195,688
             2     Series 1215, Class 1215-P,
                     06/15/06....................................         3,940
        10,937     Series 1386, Class 1386-S,
                     10/15/07....................................       548,580
             1     Series 1434, Class 1434-LA,
                     03/15/19....................................           169
         2,108     Series 1472, Class 1472-S,
                     05/15/06....................................        55,817
         6,041     Series 1496, Class 1496-GA,
                     03/15/19....................................       230,750
         3,812     Series 1551, Class 1551-J,
                     07/15/08....................................        84,095
         2,407     Series 1590, Class 1590-JC,
                     01/15/19....................................        61,083
         1,189     Series 1626, Class 1626-PV,
                     12/15/08....................................        44,880
         1,365     Series 1662, Class 1662-P,
                     11/15/07....................................        70,892
         4,005     Series 1682, Class 1682-SB,
                     09/15/23....................................       162,768
        30,353     Series 1954, Class 1954-BA,
                     04/15/21....................................       628,917
        18,739     Series 1954, Class 1954-BB,
                     04/15/21....................................        92,195
         8,656     Series 1954, Class 1954-LL,
                     05/15/21....................................        44,580
         8,656     Series 1954, Class 1954-LM,
                     05/15/21....................................        45,446
         2,519     Series 2049, Class 2049-PK,
                     06/15/14....................................        31,438
        13,720     Series 2054, Class 2054-PL,
                     10/15/19....................................       701,914
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
            12     Trust G93-25, Class 25-N,
                     12/25/19....................................       175,092
         2,496     Trust G93-26, Class 26-PT,
                     12/25/17....................................        86,622
         5,153     Trust G93-31, Class 31-PS,
                     08/25/18....................................        70,956
             8     Trust 1991-49, Class 49-G,
                     05/25/06....................................       141,558
           907     Trust 1992-82, Class 82-IO,
                     05/25/22....................................       202,775
           319     Trust 1992-208, Class 208-S,
                     11/25/07....................................        39,557
         4,823     Trust 1993-121, Class 121-PH,
                     01/25/19....................................       155,847
         2,570     Trust 1993-141, Class 141-PJ,
                     06/25/19....................................        83,773
         3,089     Trust 1993-154, Class 154-EA,
                     10/25/06....................................        94,982
         2,095     Trust 1993-226, Class 226-SB,
                     05/25/19....................................        48,957
         1,396     Trust 1994-42, Class 42-SO,
                     03/25/23....................................       126,305
        20,598     Trust 1996-15, Class 15-SG,
                     08/25/08....................................     2,837,582
        12,937     Trust 1996-20, Class 20-SB,
                     10/25/08....................................     1,661,551
         8,499     Trust 1996-24, Class 24-SJ,
                     01/25/22....................................     1,466,086
           328     Trust 1996-54, Class 54-SM,
                     09/25/23....................................         2,153
           653     Trust 1997-35, Class 35-PK,
                     09/18/21....................................        22,900
        23,291     Trust 1997-44, Class 44-SC,
                     06/25/08....................................     1,106,997

        18,915     Trust 1997-90, Class 90-L,
                     10/25/19....................................       892,541
         2,816     Trust 1998-44, Class 44-IC,
                     01/18/14....................................        99,437
                 Government National Mortgage
                   Association,
           309     Series 1997-16, Class 16-PR,
                     12/20/20....................................         4,049
         3,532     Series 1998-26, Class 26-IO,
                     10/20/18....................................        84,450
         5,916   Morgan Stanley Capital I,
                   Series 1998-HF1, Class X,
                     03/15/30....................................       274,711
           580   Salomon Brothers
                   Mortgage Securities VI,
                   Series 1987-3, Class B,
                     10/23/17....................................       114,931
                                                                   ------------
                                                                     12,986,161
                                                                   ------------

                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
 RATING* (000)           DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--3.2%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
       $ 2,269     Series 1597, Class 1597-H,
                     07/15/23....................................  $  1,649,560
           290     Series 1813, Class 1813-K,
                     02/15/24....................................       283,191
         1,889     Series 1844, Class 1844-PC,
                     03/15/24....................................     1,841,441
           860     Series 2009, Class 2009-A,
                     12/15/22....................................       838,128
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           377     Trust 225, Class 1,
                     06/01/23....................................       323,986
         2,617     Trust 1993-92, Class 92-G,
                     05/25/23....................................     1,588,882
         1,700     Trust 1993-113, Class 113-B,
                     07/25/23....................................     1,662,860
         4,512     Trust 1993-205, Class 205-EB,
                     09/25/23....................................     4,474,016
           510     Trust 1993-237, Class 237-C,
                     11/25/23....................................       495,981
           548     Trust 1994-8, Class 8-D,
                     11/25/23....................................       535,529
         1,536     Trust 1994-26, Class 26-G,
                     01/25/24....................................     1,521,976
           550     Trust 1994-54, Class 54-E,
                     11/25/23....................................       532,604
         1,820     Trust 1994-87, Class 87-E,
                     03/25/09....................................     1,483,717
            69     Trust 1997-19, Class 19-C,
                     09/25/23....................................        69,156
           446     Trust 1997-19, Class 19-H,
                     10/25/22....................................       441,894
                                                                   ------------
                                                                     17,742,921
                                                                   ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--0.4%
AAA      2,290   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1995-C1, Class C,
                     7.39%, 05/25/15                                  2,289,766
N/R        196   Vendee Mortgage Trust,
                   Series 1995-1, Class 3E,
                     8.00%, 07/15/18.............................       196,918
                                                                   ------------
                                                                      2,486,684
                                                                   ------------
                 ASSET-BACKED SECURITIES--7.4%
Baa2    15,000   Broad Index Secured Trust Offering,**
                   Series 1998-4A, Class B2,
                     6.54%, 09/09/01.............................    14,550,000
AAA     20,545   Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 08/15/05............................    20,984,791
N/R      2,933+  Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 03/15/06**/***.......................       527,921
                 Structured Mortgage Asset
                   Residential Trust, @@/***
N/R      4,053+    Series 1997-2,
                     8.24%, 03/15/06.............................       526,953
N/R      4,496+    Series 1997-3,
                     8.72%, 04/15/06.............................       584,533
A1       4,500   Student Loan Marketing Association,
                   Trust 1995-1, Class CTFS,
                     10/25/09....................................     4,379,063
                                                                   ------------
                                                                     41,553,261
                                                                   ------------
                 U.S. GOVERNMENT SECURITIES--9.8%
                 U.S. Treasury Notes,
         1,545     4.25%, 05/31/03...............................     1,544,521
         6,000@    5.125%, 12/31/02..............................     6,084,360
         4,800@    5.50%, 05/15/09...............................     4,842,000
         1,480@    5.75%, 11/15/05...............................     1,515,831
            60     6.00%, 08/15/09...............................        62,962
         1,045     6.125%, 08/15/07..............................     1,095,777
                 U.S. Treasury Bonds,
        10,000@    6.125%, 08/15/29..............................    10,357,800
        27,500@    6.25%, 05/15/30...............................    29,128,275
                                                                   ------------
                                                                     54,631,526
                                                                   ------------

                 ZERO COUPON BONDS--38.6%
                 Financing Corp. (FICO Strips),
        18,000     03/07/02 .....................................    17,509,860
        29,300     12/27/02 .....................................    27,449,119
                 Government Trust Certificates (Israel),
        19,432     05/15/02 .....................................    18,716,514
        25,000     11/15/02 .....................................    23,615,750
        10,000   Government Trust Certificates (Jordan),
                   05/15/02 .....................................     9,631,800
                 U.S. Treasury Strips,
        51,200@    10/31/02 .....................................    48,556,032
        74,550@    11/30/02 .....................................    70,440,059
                                                                   ------------
                                                                    215,919,134
                                                                   ------------
                 TAXABLE MUNICIPAL BONDS--6.6%
AAA      1,000   Kern County California,
                   Pension Obligation,
                     6.39%, 08/15/02 ............................     1,019,980
AAA      3,510   Long Beach California,
                   Pension Obligation,
                     6.56%, 09/01/02 ............................     3,587,466
AAA      5,000   Los Angeles County California,
                   Pension Obligation,
                     6.54%, 06/30/02 ............................     5,096,300
AAA      8,000   New Jersey Economic Development
                   Auth., Zero Coupon,
                     02/15/03 ...................................     7,369,600
                 New York City G.O.,
A+       5,000     6.54%, 03/15/02 ..............................     5,054,150
A+       5,000     7.125%, 08/15/02 .............................     5,117,450
A+       5,000     7.34%, 04/15/02 ..............................     5,090,700
AA-      1,235   New York St. Environ. Fac. Auth.,
                   6.73%, 09/15/02 ..............................     1,261,083

                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
 RATING* (000)           DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------
                 TAXABLE MUNICIPAL BONDS (CONT'D)
AAA    $ 1,950   San Francisco California
                   International Airport,
                     6.35%, 05/01/02 ............................  $  1,977,534
AA-      1,000   St. Josephs Health System California,
                   Rev., 7.13%, 07/01/02 ........................     1,022,220
                                                                   ------------
                                                                     36,596,483
                                                                   ------------
                 CORPORATE BONDS--31.8%
                 FINANCE & BANKING--11.6%
A        4,900   Ahmanson HF & Co.,
                   8.25%, 10/01/02 ..............................     5,085,465
A+       4,000   American General Finance,
                   6.25%, 12/18/02 ..............................     4,082,059
A+       1,000   Ford Motor Credit Co.,
                   8.00%, 06/15/02 ..............................     1,030,970
AA-      5,000   Goldman Sachs Group,
                   6.25%, 02/01/03 ** ...........................     5,058,126
                 Lehman Brothers Holdings Inc.,
A+       5,000     6.625%, 12/27/02 .............................     5,112,400
A+         875     6.75%, 09/24/01 ..............................       875,253
A        5,000     7.25%, 04/15/03 ..............................     5,186,966
AA       1,665   Merrill Lynch & Co. Inc.,
                   5.75%, 11/04/02 ..............................     1,683,233
A+       8,235   Morgan JP & Co. Inc.,
                   5.00%, 08/19/02 ..............................     8,227,280
                 Nationsbank Corp.,
Aa2      5,000     6.65%, 04/09/02 ..............................     5,084,250
Aa2      5,000     7.00%, 09/15/01 ..............................     5,026,950
AAA      7,790   Paine Webber Group Inc.,
                   8.25%, 05/01/02 ..............................     8,028,919
A2      10,000   Textron Financial Corp.,
                   4.268%, 12/09/02 .............................    10,154,688
                                                                   ------------
                                                                     64,636,559
                                                                   ------------
                 INDUSTRIALS--6.6%
A-       1,000   Bass America Inc.,
                   8.125%, 03/31/02 .............................     1,023,150
BBB      5,000   Convergys Corp.,
                   4.793%, 09/09/02 .............................     4,937,500
BBB      5,425   Jones Apparel Group Inc.,
                   6.25%, 10/01/01 ..............................     5,427,578
Baa1     5,000   Norfolk Southern Corp.,
                   6.95%, 05/01/02 ..............................     5,081,850
BBB-     5,265   Raytheon Co.,
                   6.45%, 08/15/02 ..............................     5,275,214
A        4,000   Tele-Communications Inc.,
                   9.25%, 04/15/02 ..............................     4,120,000
BBB-    10,980   Valero Energy,
                   6.75%, 12/15/02** ............................    11,135,712
                                                                   ------------
                                                                     37,001,004
                                                                   ------------
                 UTILITIES--7.8%
A        4,000   360 Communications,
                   7.125%, 03/01/03 .............................     4,113,000
BBB+     5,000   Centurytel Inc.,
                   7.75%, 10/15/02 ..............................     5,126,800
A3       5,000@  Columbia Energy Group,
                   6.61%, 11/28/02 ..............................     5,078,200
BBB+    10,000   CSW Investments,
                   6.95%, 08/01/01** ............................    10,007,700
A+       6,000   Duke Energy Corp.,
                   7.125%, 09/03/02 .............................     6,131,853
A3       5,000   MCI Communications Corp.,
                   6.125%, 04/15/02 .............................     5,027,350
Baa1     2,850   Telecom de Puerto Rico,
                   6.15%, 05/15/02 ..............................     2,868,981
BBB      5,000   TXU Gas Company,
                   7.625%, 10/15/02 .............................     5,127,500
                                                                   ------------
                                                                     43,481,384
                                                                   ------------

                 YANKEE--5.8%
BBB+     6,975   Baan Co. NV,
                   4.50%, 12/15/01 ..............................     6,975,000
A        5,000   Corporacion Andina de Fomento,
                   7.10%, 02/01/03 ..............................     5,132,750
BBB      3,500   Empresa  Elec. Guacolda SA,
                   7.95%, 04/30/03** ............................     3,526,823
BBB      2,000   Korea Development Bank,
                   6.50%, 11/15/02 ..............................     2,031,620
AAA      3,324   Republic of Argentina,
                   Zero Coupon, 10/15/01 ........................     3,265,830
BB       5,000   Telecom Argentina,
                   9.75%, 07/12/01** ............................     5,000,000
A        5,000   Tyco International Group,
                   6.875%,  09/05/02 ............................     5,122,298
A-       1,397   YPF Sociedad Anonima,
                   7.50%, 10/26/02 ..............................     1,401,862
                                                                   ------------
                                                                     32,456,183
                                                                   ------------
                 Total corporate bonds ..........................   177,575,130
                                                                   ------------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS ***--0.1%
            10   Federal Home Loan Mortgage Corp.,
                   Series 1016, Class 1016-R,
                     11/15/20 ...................................         8,000
                 Federal National Mortgage Association,
                   REMIC,
             1     Trust 1991-9, Class 9-R,
                     02/25/06 ...................................         5,740
             1     Trust 1991-9, Class 9-RL,
                     02/25/06 ...................................           943
             1     Trust 1991-48, Class 48-R,
                     05/25/06 ...................................        20,347
             1     Trust 1991-48, Class 48-RL,
                     05/25/06 ...................................           940
             4     Trust 1991-50, Class 50-R,
                     05/25/06 ...................................       531,662
                                                                   ------------
                                                                        567,632
                                                                   ------------
                 Total long-term investments
                   (cost $684,889,627) ..........................   691,374,183
                                                                   ------------

                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
 RATING* (000)           DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS--2.3%
                 DISCOUNT NOTES
      $ 12,770   Federal Home Loan Bank,
                   3.94%, 07/02/01
                   (amortized cost $12,768,602) .................  $ 12,768,602
                                                                   ------------
                 Total investments before
                   investment sold short--126.0%
                   (cost $697,658,229) ..........................   704,142,785
                                                                   ------------
                 INVESTMENT SOLD SHORT--(3.9%)
      (23,000)   U.S. Treasury Bond,
                   5.375%, 02/15/31
                   (proceeds received $22,101,702) ..............   (21,792,500)
                                                                   -------------
                 Total investments net of
                   investment sold short--122.1%
                   (cost $675,556,527) ..........................   682,350,285
                                                                   ------------
                 Liabilities in excess of
                   other assets--(22.1%) ........................  (123,636,348)
                                                                   ------------
                 NET ASSETS--100% ...............................  $558,713,937
                                                                   ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid securities representing 0.40% of net assets.
 @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@ Security is restricted as to public resale. The Securities were acquired in 1997 and have an aggregate current cost of $1,111,483.
 +  Security is fair valued. (Note 1)

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:
       G.O. -- General Obligation
      REMIC -- Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $697,658,229)
  (Note 1) ...............................................        $ 704,142,785
Cash .....................................................               20,649
Deposit with broker as collateral for
  securities borrowed ....................................          120,415,000
Interest receivable ......................................            6,914,889
Receivable for investments sold ..........................               30,359
Other assets .............................................               29,116
                                                                  -------------
                                                                    831,552,798
                                                                  -------------

LIABILITIES
Reverse repurchase agreements (Note 4) ...................          198,915,500
Payable for investments purchased ........................           48,716,311
Investment sold short, at value
  (proceeds $22,101,702) (Note 1) ........................           21,792,500
Interest payable .........................................            1,660,517
Due to broker - variation margin .........................              574,240
Investment advisory fee payable (Note 2) .................              185,169
Administration fee payable (Note 2) ......................               40,661
Other accrued expenses ...................................              953,963
                                                                  -------------
                                                                    272,838,861
                                                                  -------------
NET ASSETS ...............................................        $ 558,713,937
                                                                  =============

Net assets were comprised of:
  Common stock, at par (Note 5) ..........................        $     575,106
  Paid-in capital in excess of par .......................          532,027,878
                                                                  -------------
                                                                    532,602,984

  Undistributed net investment income ....................           50,982,483
  Accumulated net realized loss ..........................          (29,416,807)
  Net unrealized appreciation ............................            4,545,277
                                                                  -------------
Net assets, June 30, 2001 ................................        $ 558,713,937
                                                                  =============
NET ASSET VALUE PER SHARE:
  ($558,713,937 / 57,510,639 shares of
  common stock issued and outstanding) ...................                $9.71
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of discount/premium
  accretion/amortization of $5,477,566
  and interest expense of $3,664,519) ........................     $ 22,693,897
                                                                   ------------

Operating expenses
  Investment advisory ........................................        1,246,060
  Administration .............................................          276,902
  Custodian ..................................................           83,000
  Reports to shareholders ....................................           69,000
  Legal ......................................................           51,000
  Independent accountants ....................................           49,000
  Directors ..................................................           37,000
  Transfer agent .............................................           31,000
  Registration ...............................................           23,000
  Miscellaneous ..............................................           61,223
                                                                   ------------
    Total operating expenses .................................        1,927,185
                                                                   ------------
Net investment income before excise tax ......................       20,766,712
  Excise tax .................................................          623,957
                                                                   ------------
Net investment income ........................................       20,142,755
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ................................................       12,084,182
  Swaps ......................................................          290,000
  Futures ....................................................       (5,497,720)
                                                                   ------------
                                                                      6,876,462
                                                                   ------------

Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       (6,796,126)
  Short sales ................................................          309,202
  Swaps ......................................................         (226,862)
  Futures ....................................................       (2,536,145)
                                                                   ------------
                                                                     (9,249,931)
                                                                   ------------
Net loss on investments ......................................       (2,373,469)
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................     $ 17,769,286
                                                                   ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .........................................       $  17,769,286
                                                                  -------------
Decrease in investments ...................................          23,003,736
Increase in payable for investments purchased .............          48,716,311
Increase in payable for investments sold short ............          21,792,500
Decrease in unrealized appreciation .......................           9,249,931
Increase in interest payable ..............................             893,179
Decrease in due from broker-variation margin ..............             644,553
Increase in other assets ..................................             (28,580)
Increase in receivable for investments sold ...............             (30,359)
Increase in interest receivable ...........................            (691,357)
Decrease in accrued expenses ..............................            (827,339)
Net realized gain .........................................          (6,876,462)
Increase in deposit with broker as collateral
  for securities borrowed .................................        (120,415,000)
                                                                  -------------
  Total adjustments .......................................         (24,568,887)
                                                                  -------------
Net cash flows used for operating activities ..............       $  (6,799,601)
                                                                  =============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ..............       $  (6,799,601)
                                                                  -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...............          18,437,737
  Cash dividends paid .....................................         (11,741,717)
                                                                  -------------
Net cash flows provided by financing activities ...........           6,696,020
                                                                  -------------
  Net decrease in cash ....................................            (103,581)
  Cash at beginning of period .............................             124,230
                                                                  -------------
  Cash at end of period ...................................       $      20,649
                                                                  =============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                   SIX MONTHS         YEAR
                                                      ENDED           ENDED
                                                    JUNE 30,        DECEMBER 31,
                                                      2001             2000
                                                   ----------       ----------

INCREASE (DECREASE) IN
NET ASSETS

Operations:

  Net investment income ......................   $  20,142,755    $  23,357,879

  Net realized gain (loss) ...................       6,876,462      (19,990,972)

  Net change in unrealized
    appreciation (depreciation) ..............      (9,249,931)      35,591,643
                                                 -------------    -------------

  Net increase in net assets
    resulting from
    operations ...............................      17,769,286       38,958,550

  Dividends from
    net investment income ....................      (9,465,273)     (27,317,324)
                                                 -------------    -------------

  Total increase .............................       8,304,013       11,641,226

NET ASSETS

Beginning of period ..........................     550,409,924      538,768,698
                                                 -------------    -------------

End of period (including
  undistributed net investment
  income of $50,982,483 and
  $40,305,001, respectively) .................   $ 558,713,937    $ 550,409,924
                                                 =============    =============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED  -----------------------------------------------------------
                                            JUNE 30, 2001     2000         1999        1998         1997         1996
                                            -------------   --------     ---------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......  $   9.57      $   9.37     $  10.08    $   9.54     $   9.15     $   9.32
                                              --------      --------     --------    --------     --------     --------
  Net investment income (net of interest
    expense of $0.06, $0.17, $0.22,
    $0.23, $0.18 and $0.19, respectively) ..       .35           .41          .66         .72          .67          .58
  Net realized and unrealized gain (loss) ..      (.05)          .26         (.89)        .30          .20         (.22)
                                              --------      --------     --------    --------     --------     --------
Net increase (decrease) from investment
  operations ...............................       .30           .67         (.23)       1.02          .87          .36
                                              --------      --------     --------    --------     --------     --------
Dividends from net investment income .......      (.16)         (.47)        (.48)       (.48)        (.48)        (.53)
                                              --------      --------     --------    --------     --------     --------
Net asset value, end of period* ............  $   9.71      $   9.57     $   9.37    $  10.08     $   9.54     $   9.15
                                              ========      ========     ========    ========     ========     ========
Market value, end of period* ...............  $   9.62      $   9.31     $   8.81    $   9.19     $   8.50     $   8.00
                                              ========      ========     ========    ========     ========     ========
TOTAL INVESTMENT RETURN+ ...................      5.10%        11.42%        1.07%      14.02%       12.56%       11.79%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................      0.70%+++      0.71%        0.72%       0.75%        0.73%        0.74%
Operating expenses and interest expense ....      2.02%+++      2.50%        3.00%       3.12%        3.05%        3.87%
Operating expenses, interest expense and
  excise taxes .............................      2.25%+++      2.78%        3.36%       3.19%        3.05%        3.87%
Net investment income ......................      6.70%+++     44.34%        6.84%       7.35%        6.84%        6.39%

SUPPLEMENTAL DATA:
Average net assets (000) ...................  $556,865      $537,775     $557,648    $563,470     $531,101     $518,963
Portfolio turnover                                  40%           22%          58%         61%         110%         107%
Net assets, end of period (000) ............  $558,714      $550,410     $538,769    $579,753     $548,516     $526,116
Reverse repurchase agreements outstanding,
  end of period (000) ......................  $198,916      $180,478     $171,159    $286,008     $212,244     $213,085
Asset coverage ++ ..........................  $  3,809      $  4,050     $  4,148    $  3,027     $  3,584     $  3,469

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for the period of less than one year has not been annualized. Past performance is not a guarantee of future results.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION          The  BlackRock  Strategic  Term Trust  Inc.,  (the
& ACCOUNTING                  "Trust") a Maryland corporation, is a diversified,
POLICIES                      closed-end   management  investment  company.  The
                              Trust's  investment   objective  is  to  manage  a
portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2002. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BGT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2001 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a spec-ified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the under-lying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the period ended June 30, 2001.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Advisors  Inc.  (the  "Advisor"),
which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Morgan Stanley Investment Advisors Inc., formerly Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"). Effective September 1, 2001 the Trust will have an Administration Agreement with BlackRock Advisors, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other than for short-term investments, for the six
                              months   ended   June   30,    2001,    aggregated
$358,247,682 and $284,878,086, respectively.

   The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2001, the Trust held 9.11% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 2001 was $697,924,576 and, accordingly, net unrealized appreciation for federal income tax purposes was $6,218,209 (gross unrealized appreciation--$13,435,200; gross unrealized depreciation--$7,216,991).

   For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 2000 of approximately $21,630,000, of which $2,195,000 expires in 2001 and $19,435,000 expires at the termination of the Trust. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial  futures contracts at June 30, 2001 are as follows:

                                           VALUE AT     VALUE AT
NUMBER OF                   EXPIRATION      TRADE       JUNE 30,     UNREALIZED
CONTRACTS         TYPE         DATE          DATE         2001      DEPRECIATION
---------         ----      ----------     --------     --------    ------------
Long
position:
                  30 Yr.
  688             T-Bond    Sept. 2001   $70,401,043  $69,015,000   $1,386,043

 Short
positions:
  313          Eurodollar    Mar. 2002   $29,618,250  $29,843,750      225,500
  313          Eurodollar    Sep. 2001    29,715,125   30,057,813      342,688
  313          Eurodollar    Dec. 2001    29,646,375   29,940,625      294,250
                                                                    ----------
                                                                    $2,248,481
                                                                    ==========

NOTE 4.  BORROWINGS
REVERSE  REPURCHASE
AGREEMENTS:                   The  Trust  may  enter  into  reverse   repurchase
agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001 was approximately $143,373,114 at a weighted average interest rate of approximately 5.12%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months was $198,915,500 as of June 30, 2001 which was 23.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized. Of the shares outstanding
at June 30, 2001, the Advisor owned 10,724 shares.

NOTE 6. DIVIDENDS             Subsequent   to  June  30,  2001,   the  Board  of
                              Directors  of the Trust  declared  dividends  from
undistributed earnings of $0.03125 per share payable July 31, 2001 to shareholders of record on July 16, 2001.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter FSB (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter:

      To elect two Directors as follows:

         DIRECTOR:                         CLASS        TERM            EXPIRING
         -------                           -----        -----            -------
         Richard E. Cavanagh ............    I         3 years            2004
         James Clayburn La Force, Jr. ...    I         3 years            2004

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

      Shareholders elected the two Directors. The results of the voting were as follows:

                                          VOTES FOR   VOTES AGAINST  ABSTENTIONS
                                          --------     -----------   ----------
         Richard E. Cavanagh ..........  31,909,768        --          446,037
         James Clayburn La Force, Jr. .  31,904,222        --          451,583

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Strategic Term Trust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Morgan Stanley Dean Witter Trust FSB. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a repaid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BGT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):          Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):       Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price, the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive  only the interest cash flows from an
                                   underlying    pool  of   mortgage   loans  or
                                   underlying pass-through securities.

INVERSE-FLOATING RATE MORTGAGES:   Mortgage   instruments    with  coupons  that
                                   adjust at periodic  intervals  according to a
                                   formula which sets   inversely  with a market
                                   level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued  by FNMA,
                                   FHLMC, GNMA or FHA.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE                            In a reverse repurchase agreement,  the Trust
PURCHASE AGREEMENTS:               sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
----------------------------------------------------------------------------------------------------

                                                                    STOCK               MATURITY
PERPETUAL TRUSTS                                                    SYMBOL                DATE
                                                                    ------              --------
The BlackRock Income Trust Inc.                                      BKT                   N/A
The BlackRock North American Government Income Trust Inc.            BNA                   N/A
The BlackRock High Yield Trust                                       BHY                   N/A


TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                              BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                     BQT                  12/04
The BlackRock Advantage Term Trust Inc.                              BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.            BCT                  12/09


TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------------------

                                                                    STOCK               MATURITY
PERPETUAL TRUSTS                                                    SYMBOL                DATE
                                                                    ------              --------
The BlackRock Investment Quality Municipal Trust Inc.                BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.     RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust             RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.     RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.       RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                 BPS                   N/A
The BlackRock Strategic Municipal Trust                              BSD                   N/A
BlackRock California Municipal Income Trust                          BFZ                   N/A
BlackRock Municipal Income Trust                                     BFK                   N/A
BlackRock New York Municipal Income Trust                            BNY                   N/A
BlackRock New Jersey Municipal Income Trust                          BNJ                   N/A
BlackRock Florida Municipal Income Trust                             BBF                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                       BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                 BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.      BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust              BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.        BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                      BMT                  12/10


      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

BLACKROCK [LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 869-6397

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311-3977
(800) 869-6397

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2001 were not auditied and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report as dated and are subject to change.

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                              2 World Trade Center
                               New York, NY 10048
                                 (800) 227-7BFM

THE BLACKROCK [LOGO]
STRATEGIC
TERM TRUST INC.
==========================
CONSOLIDATED
SEMI-ANNUAL REPORT
JUNE 30, 2001






BLACKROCK [LOGO]


[Logo] Printed on recycled paper                                     9247P-10-8